THE MANAGERS FUNDS

MANAGERS SMALL COMPANY FUND

MANAGERS SPECIAL EQUITY FUND

Supplement dated August 14, 2006 to the

Prospectus dated May 1, 2006 (as supplemented May 23, 2006)

The following information supplements and supersedes any information to the contrary relating to the Managers Small Company Fund and the Managers Special Equity Fund (each, a “Fund”, and together, the “Funds”), each a series of The Managers Funds, contained in the Funds’ Prospectus dated May 1, 2006 (as supplemented May 23, 2006).

In the Average Annual Total Returns table on page 11, the name of the index shown for each Fund is hereby replaced with the Russell 2000 Index.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE